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                                                                   Exhibit 10.12

                                                                  EXECUTION COPY

                               TAG ALONG AGREEMENT
                               -------------------

                  THIS TAG ALONG AGREEMENT (this "AGREEMENT") dated as of April 16, 1998, by and among NATIONAL RECORD MART INC., a Delaware corporation (the "COMPANY"), SENECA CAPITAL L.P., a Delaware limited partnership ("SENECA"), ROBERT FLEMING INC., a Delaware corporation ("FLEMING" and with Seneca, the "SENIOR HOLDERS") and those certain holders of shares of common stock of the Company, par value $0.01, (the "COMMON STOCK") listed on the attached Schedule A (collectively referred to as the "SELLING HOLDERS"). Terms used herein are defined below.

                                   WITNESSETH
                                   ----------

                  WHEREAS, pursuant to that certain Senior Subordinated Secured Note Purchase Agreement of even date herewith, by and among the Company, Fleming and the Guarantors referred to therein (the "SECURED NOTE PURCHASE AGREEMENT"), Fleming has purchased $7,500,000 in aggregate principal amount of the Company's 11.75% Senior Subordinated Secured Notes due 2001(the "SECURED NOTES") and is to receive warrants to acquire 200,000 shares of Common Stock;

                  WHEREAS, pursuant to that certain Senior Subordinated Note Purchase Agreement of even date herewith, by and among the Company, Seneca, Fleming and the Guarantors referred to therein (the "UNSECURED NOTE PURCHASE AGREEMENT"), Fleming and Seneca have purchased $7,500,000 in aggregate principal amount of the Company's 11.75% Senior Subordinated Notes due 2001 (the "UNSECURED NOTES") and are to receive warrants to acquire 200,000 shares of Common Stock (the warrants issued pursuant to the Secured Note Purchase Agreement and Unsecured Note Purchase Agreement being, collectively, the "WARRANTS");

                  WHEREAS, the Selling Holders are stockholders of the Company and as such are interested in the welfare of the Company and will benefit if the Secured Notes and Unsecured Notes are purchased from the Company; and

                  WHEREAS, it is a condition precedent to the purchase of Secured Notes and Unsecured Notes that the Selling Holders shall have executed and delivered this Agreement.

                  NOW, THEREFORE, the parties hereto, in consideration of the premises set forth herein and as an inducement for Purchasers of Secured Notes and Unsecured Notes to extend credit to the Company, and intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. Terms used in this Agreement and not defined below shall have the meanings set forth in the Secured Note Purchase Agreement.



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                  "AFFILIATE" means, at any time, and with respect to any
Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such Person. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "FAMILY MEMBER OF THE SELLING HOLDER" means, with respect to a proposed Transfer of Shares by a Selling Holder, the spouse, issue or adopted child of such Selling Holder.

                  "PRO RATA" shall mean with respect to any offer of securities, an offer based on the relative percentages of such securities then held by all of the Persons to whom such offer is made. By way of example, if a Selling Holder sells or has sold in one or more transactions an aggregate of 85% of its Shares, then the Senior Holders shall be entitled to sell 85% of the Common Stock (or an equivalent number of Warrants) they hold.

                  "SHARES" means the shares held by the Selling Holders as indicated on Exhibit A hereto.

                  "TRANSFER" means any volitional change in the record or beneficial ownership of a Selling Holder's Shares and shall include a change due to sale, assignment, gift or any other disposition. A pledge or other grant of security interest in the Shares shall not be deemed a Transfer for purposes of this Agreement.

                  "TRANSFEREE" means the Person to whom Shares are to be Transferred.

                  "TRANSFEROR" means a Selling Holder who desires to Transfer Shares hereunder.

         2.       GENERAL PROVISIONS REGARDING TRANSFER.

                  2.1 GENERAL RESTRICTIONS. So long as this Agreement shall remain in force, no Shares may be Transferred to a Transferee unless such Transfer is made in compliance with Sections 3 and 4 this Agreement.

                  2.2 TRANSFERS VOID. Any Transfer of the Shares in violation of this Agreement shall be void and of no force and effect. Upon a Senior Holder's notice to the Company's transfer agent of a Transfer in violation of this Agreement, the transfer agent shall not effect said Transfer.

         3.       TRANSFERS NOT SUBJECT TO TAG ALONG.

                  3.1 PERMITTED TRANSFERS. The following Transfers shall not be subject to the tag along right set forth in Section 4 hereof (each, a "Permitted Transfer"):



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                           (a)      CERTAIN TRANSFERS BY SELLING HOLDERS.
Subject to the restrictions set forth in Section 6, each Selling Holder who is not a natural person or any subsequent holder of the Shares initially held by such Selling Holder may Transfer any or all of its Shares to any Affiliate of such Selling Holder. Any Shares, or interest therein, transferred pursuant to this Section 3.1(a)(i) may be subsequently transferred back to the Transferor.

                           (b)      INTER VIVOS TRANSFERS.  Subject to the
restrictions set forth in Section 6, any Selling Holder who is a natural person may Transfer any or all of his or her Shares to a trust primarily for such Selling Holder's benefit or a trust for the benefit of a Family Member of the Selling Holder so long as such Selling Holder acts as the trustee or co-trustee of such trust. Any Shares transferred pursuant to this Section 3.1(a)(ii) may subsequently be transferred back to the transferor.

                           (c)      TESTAMENTARY TRANSFERS.  Subject to the
restrictions set forth in Section 6, any Selling Holder who is a natural person may, upon the death of such Selling Holder, Transfer by gift, will or intestacy any or all of his or her Shares to any other Person.

                  3.2 OTHER SHARES. Notwithstanding the fact that a particular Transfer of Shares may be a Permitted Transfer, the tag along right set forth in
Section 4 shall be applicable to any subsequent transfer of such Shares, unless any such subsequent Transfer shall also constitute a Permitted Transfer hereunder.

                  3.3 NOTICES. A Selling Holder who desires to Transfer Shares as a Permitted Transfer shall notify the Senior Holders of the foregoing prior to the closing of the Transfer and provide such details of the Transfer as to enable the Senior Holders to determine if the Transfer complies with Sections 2 and 3 hereof.

                  3.4 TRANSFEREE ACKNOWLEDGMENT. The Transferee shall deliver to the Senior Holders a written acknowledgment reasonably satisfactory in form and substance to the Senior Holders that the Shares delivered in a Permitted Transfer are subject to this Agreement and that such Transferee and such Transferee's successors in interest are bound hereby. The Shares transferred by all Transferees in a Permitted Transfer shall be aggregated with the Shares held by all of the Holders hereunder in determining whether the Senior Holders are entitled to Tag Along rights.

         4. TAG-ALONG RIGHT. Each Selling Holder of Shares agrees that, subject to Section 2 and except as provided in Section 3 hereof, such Holder will not Transfer any Shares, or any right, title or interest therein, unless and until such Holder shall have first complied with the provisions set forth in this
Section 4.

                  (a) TRANSFER NOTICE. A Transferor who desires in good faith to Transfer Shares that would confer Tag Along rights under Section 4(b) pursuant to a bona fide written offer to purchase such Shares received from an unaffiliated, third party shall deliver a written


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notice of the proposed Transfer (the "Transfer Notice") to the Senior Holders.
The Transfer Notice shall contain a description of the proposed transaction and the terms thereof including the number of Shares proposed to be transferred (collectively, the "Transfer Shares"), the name of the Transferor, the name of each Transferee, a description of the consideration to be received by the Transferor upon Transfer of the Transfer Shares and the proposed closing arrangements. The Transfer Notice shall be accompanied by a copy of the bona fide written third party offer. No offer shall be considered bona fide, and no Transfer to a Transferee shall be permissible, unless the consideration for the Transfer involved is to consist of cash, recourse promissory notes of a credit-worthy Transferee or a combination of cash and such promissory notes.

                  (b) TAG ALONG RIGHT. If the proposed Transfer would constitute when aggregated with all prior Transfers of any Selling Holder and Transferees thereof other than a Permitted Transfer, a Transfer of Common Stock representing more than eighty-five percent (85%) of the outstanding Common Stock of the Company held by the Selling Holders as measured on April 16, 1998 (with appropriate adjustments for stock splits, dividends, reverse splits and other similar events), then in either case the Transferor shall make no sale or Transfer to the Transferee of such shares unless the Senior Holders shall be offered the right (which shall be accepted or rejected within thirty (30) days of receipt of the notice set forth in Section 4(a) above) to sell to the Transferee on terms and conditions at least as favorable to the Transferee as set out in the Transfer Notice, their Pro Rata (as to the Transferor) portion of such Transfer Shares (and the Senior Holders may in lieu of selling shares of the Company's Common Stock sell Warrants to purchase the same). This provision shall be applied to each individual Transfer by each individual Transferor.

                  (c) TRANSFER OF SHARES. Transfers of Shares pursuant to offers subject to this Section 4 made and accepted in accordance with this Section 4 and to a Transferee shall occur simultaneously on a business day not more than thirty (30) days after the last date on which any offer made in accordance with this Section 4 could have been accepted.

         5. COVENANT OF THE SELLING HOLDERS. Each Selling Holder covenants that upon any Transfer of Shares subject to this Agreement, the Selling Holder shall provide written notice to the Transferee that the Shares are subject to the terms of this Agreement and shall provide such Transferee with a copy of this Agreement upon request.

         6. ALL SHARES SUBJECT TO THIS AGREEMENT. All Shares shall be held subject to the terms of this Agreement and the holder thereof shall be deemed a Selling Holder for purposes of this Agreement, as follows:

                  6.1 Any Shares hereafter held by any Person shall be held by such Person subject to the provisions of this Agreement and such Person shall be deemed to be a "Selling Holder" for all purposes of this Agreement;



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                  6.2 Any Selling Holder who ceases to own any Shares as
provided for in this Agreement shall cease to be a Selling Holder for purposes of this Agreement, except that such Selling Holder shall be responsible for any subsequent Transfers in violation of this Agreement by a Transferor who obtained such Shares through a Permitted Transfer;

                  6.3 If William Teitelbaum's employment is terminated by the Company, unless such termination is directly or indirectly related to a Transfer of the Shares, the Shares owned by William Teitelbaum shall cease to be subject to this Agreement; and

                  6.4 The provisions of this Agreement shall be deemed to apply equally to any security or other Shares or other securities distributed in respect of the Shares.

         7. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same.

         8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto and contains all of the agreements among such parties with respect to the subject matter hereof. This Agreement supersedes any and all other agreements, either oral or written, between such parties with respect to the subject matter hereof.

         9. PARTIAL INVALIDITY. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

         10. AMENDMENT. Except as expressly provided herein, this Agreement may be amended only by a written agreement executed by all Selling Holders.

         11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE SENIOR HOLDERS OR SELLING HOLDERS, THE SELLING HOLDERS HEREBY CONSENT AND AGREE THAT THE SUPREME COURT OF NEW YORK COUNTY, NEW YORK OR, AT SENIOR HOLDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE THE EXCLUSIVE JURISDICTION TO BEAR AND DETERMINE ANY CLAIMS OR


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DISPUTES BETWEEN SENIOR HOLDERS AND SELLING HOLDERS PERTAINING TO THIS AGREEMENT
OR ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. SELLING HOLDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND SELLING HOLDERS HEREBY WAIVE ANY OBJECTION WHICH SELLING HOLDERS MAY HAVE BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING FOR SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SELLING HOLDERS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE SELLING HOLDERS AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETE UPON THE EARLIER OF THE SELLING HOLDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER
POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SENIOR HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SENIOR HOLDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12. FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated hereby, each Selling Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

         13. NOTICES. All notices, requests, and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required shall be deemed to have been validly given if delivered personally against receipt by private carrier, registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first class mail, in all cases with charges prepaid, addressed as follows, or delivered to the individual or division or department to whose attention notices to a party are to be addressed, until some other address (or individual or division or department for attention) shall have been designated by notice given by a party to the other:

                  To Senior Holders:                 Robert Fleming Inc.
                                                     320 Park Avenue, 11th Floor
                                                     New York, NY  10022
                                                     Attn:  Michael Rowe
                                                     Telecopier:  (212) 508-3679



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                                                                  EXECUTION COPY

                                       and

                                                Seneca Capital L.P.
                                                830 Third Avenue, 14th Floor
                                                New York, NY  10022
                                                Attn:  Doug Hirsch
                                                Telecopier:  (212) 758-6060

                  To Company:                   National Record Mart, Inc.
                                                507 Forest Avenue
                                                Carnegie, PA  15106-2873
                                                Attn:  Theresa Carlise
                                                Telecopy:  (412) 276-6201

                  To the Selling Holders:   See Schedule A

         14. MISCELLANEOUS. Subject to the provisions of this Agreement relating to transferability, this Agreement will be binding upon and shall inure to the benefit of the parties, and their respective distributees, heirs, successors and assigns. If any party hereto is a partnership, all provisions of this Agreement applicable to such party shall be binding upon and include not only the partnership but each and all of the partners thereof individually. This Agreement may not be modified except in writing executed by the party against which enforcement of such modification is sought. The rights granted to Senior Holders hereby shall be in addition to any other rights of Senior Holders under any other subordination agreement, if any, now or hereafter outstanding. All rights and remedies of Senior Holders shall be cumulative. The provisions of this Agreement shall operate only in favor of and only for the benefit of Senior Holders, their successors and assigns, and not in favor of or for the benefit of any Selling Holder or any other person or entity. Whenever Senior Holder's consent is required or permitted, such consent shall be in the sole and absolute discretion of Senior Holder.

         15. SEVERABILITY. If any provision herein shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Agreement shall be construed as if the invalid or unenforceable provision had never been a part of it.

         16. WAIVER OF RIGHT TO TRIAL BY JURY. SENIOR HOLDERS AND SELLING HOLDERS WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, SENIOR HOLDERS AND SELLING


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HOLDERS AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE SENIOR HOLDERS AND SELLING HOLDERS TO THE
WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SENIOR HOLDERS AND SELLING HOLDERS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.



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                                                                  EXECUTION COPY

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

THE COMPANY:

NATIONAL RECORD MART, INC.,
a Delaware corporation


By: /s/ Theresa Carlise
   --------------------------
      Name: Theresa Carlise
      Title:CFO


THE SELLING HOLDERS:                        THE SENIOR HOLDERS:

William Teitelbaum                          ROBERT FLEMING, INC.,
                                            a Delaware corporation
/s/ William Teitelbaum
-----------------------------
William Teitelbaum                          By:    ????
                                               ----------------------------
                                                   Name:
                                                   Title:


                                            SENECA CAPITAL L.P.
                                            a Delaware limited partnership


                                            By:  ????
                                               ----------------------------
                                                   Name:
                                                   Title:




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